UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): October 11, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3

      -------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

P-1: Texas              P-1: 0-17800         P-1: 73-1330245
P-3: Oklahoma           P-3: 0-18306         P-3: 73-1336573
----------------      ----------------    -------------------
(State or other         (Commission       (I.R.S. Employer
jurisdiction of          File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ]  Written  communications  pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
      [   ]  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ]  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On October 11, 2006 the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership and Geodyne Institutional/Pension Energy Income Limited Partnership P-3 (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas for net proceeds as described below:


                                          Reserves
         Number                           Sold as       Reserve
           of     Location    Number     of 12/31/05     Value
         Wells      of         of        Oil    Gas      Sold        Net
P/ship    Sold   Properties Purchasers  (Bbls) (Mcf)    12/31/05    Proceeds
------ --------- ---------- ----------  ------ ------  ----------  ----------
 P-1       39      Texas        14      53,415 52,796  $1,393,251  $3,097,428
 P-3       39      Texas        14      67,397 66,529   1,757,000   3,905,004

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2006  cash   distributions   paid  by  the
Partnerships.

      This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Institutional/Pension Energy Income P-1 Limited Partnership
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Institutional/Pension Energy Income Limited Partnership P-3
          (a)  Pro Forma Balance Sheet as of June 30, 2006.
          (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of June 30, 2006, unaudited pro forma statements of operations for the six months ended June 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction as described in ITEM 2. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on June 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                    Pro Forma
                                                   Adjustments
                                                     October
                                  Historical         Auction         Pro Forma
                                                    (Note 2a)
                                  ----------      ------------      -----------

CURRENT ASSETS:
   Cash and cash equivalents      $  657,597        $3,097,428       $3,755,025
   Accounts receivable:
      Net Profits                    171,799       (    54,446)         117,353
   Assets of discontinued
      operations                           -            55,077           55,077
                                  ----------        ----------       ----------
Total current assets              $  829,396        $3,098,059       $3,927,455

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                    674,946       (   115,085)         559,861
                                  ----------        ----------       ----------
                                  $1,504,342        $2,982,974       $4,487,316
                                  ==========        ==========       ==========

        GEODYNE INSTITIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Pro Forma
                                                    Adjustments
                                                      October
                                    Historical        Auction       Pro Forma
                                                     (Note 2a)
                                    ----------      -----------     -----------

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   43,132)     $  298,297      $  255,165
   Limited Partners, issued
      and outstanding,
      108,074 units                  1,547,474       2,684,677       4,232,151

                                    ----------      ----------      ----------
Total Partners' capital             $1,504,342      $2,982,974      $4,487,316
                                    ==========      ==========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Net Profits                      $1,051,251     ($  201,880)    $  849,371
  Interest income                       8,993               -          8,993
                                   ----------      ----------     ----------
                                   $1,060,244     ($  201,880)    $  858,364

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests          $   42,888     ($    7,710)    $   35,178
  General and administrative           84,697               -         84,697
                                   ----------      ----------     ----------
                                   $  127,585     ($    7,710)    $  119,875
                                   ----------      ----------     ----------
INCOME FROM CONTINUING
  OPERATIONS                       $  932,659     ($  194,170)    $  738,489
                                   ==========      ==========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   96,227     ($   20,111)    $   76,116
                                   ==========      ==========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  836,432     ($  174,059)    $  662,373
                                   ==========      ==========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.74     ($     1.61)    $     6.13
                                   ==========      ==========     ==========
UNITS OUTSTANDING                     108,074         108,074        108,074
                                   ==========      ==========     ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                   (Note 2b)
                                   ----------     -----------    ----------

REVENUES:
  Net Profits                      $2,108,629      ($302,709)    $1,805,920
  Interest income                       8,941              -          8,941
  Gain on sale of
     Net Profits Interests                349              -            349
                                   ----------       ---------    ----------
                                   $2,117,919      ($302,709)    $1,815,210

EXPENSES:
  Depletion of
    Net Profits Interests          $   79,493      ($ 12,941)    $   66,552
  General and administrative          148,028              -        148,028
                                   ----------       --------     ----------
                                   $  227,521      ($ 12,941)    $  214,580
                                   ----------       --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,890,398      ($289,768)    $1,600,630
                                   ==========       ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  195,300      ($ 30,141)    $  165,159
                                   ==========       ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,695,098      ($259,627)    $1,435,471
                                   ==========       ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    15.68       $   2.40     $    13.28
                                   ==========       ========     ==========
UNITS OUTSTANDING                     108,074        108,074        108,074
                                   ==========       ========     ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $1,480,785     ($198,156)    $1,282,629
  Interest income                       2,902             -          2,902
  Gain on sale of
    Net Profits Interests              17,563             -         17,563
  Other income                          3,474             -          3,474
                                   ----------      --------     ----------
                                   $1,504,724     ($198,156)    $1,306,568

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests          $   67,699     ($ 12,580)    $   55,119
  General and administrative          142,133             -        142,133
                                   ----------      --------     ----------
                                   $  209,832     ($ 12,580)    $  197,252
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,294,892     ($185,576)    $1,109,316
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  133,520     ($ 19,690)    $  113,830
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,161,372     ($165,886)    $  995,486
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.75     ($   1.53)    $     9.22
                                   ==========      ========     ==========
UNITS OUTSTANDING                     108,074       108,074        108,074
                                   ==========      ========     ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $1,370,158     ($141,879)    $1,228,279
  Interest income                       2,110             -          2,110
  Gain on sale of
    Net Profits Interests              43,930             -         43,930
                                   ----------      --------     ----------
                                   $1,416,198     ($141,879)    $1,274,319

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests          $   79,938     ($ 14,151)    $   65,787
  General and administrative          143,103             -        143,103
                                   ----------      --------     ----------
                                   $  223,041     ($ 14,151)    $  208,890
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,193,157     ($127,728)    $1,065,429
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  126,299     ($ 14,046)    $  112,253
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,066,858     ($113,682)    $  953,176
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.87     ($   1.05)    $     8.82
                                   ==========      ========     ==========
UNITS OUTSTANDING                     108,074       108,074        108,074
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $2,982,974 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $3,097,428 for the P-1 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold.

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                     Pro Forma
                                                    Adjustments
                                                      October
                                     Historical       Auction        Pro Forma
                                                     (Note 2a)
                                     ----------     -----------     -----------

CURRENT ASSETS:
   Cash and cash equivalents         $  931,651      $3,905,004      $4,836,655
   Accounts receivable:
      Net Profits                       236,916     (    69,354)        167,562
   Assets of discontinued
      operations                              -          70,150          70,150
                                     ----------      ----------      ----------
Total current assets                 $1,168,567      $3,905,800      $5,074,367

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                     1,035,244     (   149,035)        886,209
                                     ----------      ----------      ----------
                                     $2,203,811      $3,756,765      $5,960,576
                                     ==========      ==========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                    Pro Forma
                                                   Adjustments
                                                     October
                                    Historical       Auction         Pro Forma
                                                    (Note 2a)
                                    ----------     -----------      -----------

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   26,559)     $  375,677       $  349,118
   Limited Partners, issued
      and outstanding,
      169,637 units                  2,230,370       3,381,088        5,611,458
                                    ----------      ----------       ----------
Total Partners' capital             $2,203,811      $3,756,765       $5,960,576
                                    ==========      ==========       ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006


                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    -----------

REVENUES:
  Net Profits                      $1,491,950     ($254,875)     $1,237,075
  Interest income                      13,544             -          13,544
                                   ----------      --------      ----------
                                   $1,505,494     ($254,875)     $1,250,619

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests          $   58,841     ($  9,788)     $   49,053
  General and administrative          118,655             -         118,655
                                   ----------      --------      ----------
                                   $  177,496     ($  9,788)     $  167,708
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,327,998     ($245,087)     $1,082,911
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  136,741     ($ 25,390)     $  111,351
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,191,257     ($219,697)     $  971,560
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.02     ($   1.30)     $     5.72
                                   ==========      ========      ==========
UNITS OUTSTANDING                     169,637       169,637         169,637
                                   ==========      ========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $3,059,312     ($381,538)    $2,677,774
  Interest income                      13,401             -         13,401
  Gain on sale of
    Net Profits Interests                 440             -            440
                                   ----------      --------     ----------
                                   $3,073,153     ($381,538)    $2,691,615

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests          $  118,326     ($ 16,708)    $  101,618
  General and administrative          215,347             -        215,347
                                   ----------      --------     ----------
                                   $  333,673     ($ 16,708)    $  316,965
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,739,480     ($364,830)    $2,374,650
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  283,257     ($ 37,987)    $  245,270
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,456,223     ($326,843)    $2,129,380
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.48     ($   1.93)    $    12.55
                                   ==========      ========     ==========
UNITS OUTSTANDING                     169,637       169,637        169,637
                                   ==========      ========     ==========

>


       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                 Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $2,186,949     ($249,680)    $1,937,269
  Interest income                       4,406             -          4,406
  Gain on sale of
    Net Profits Interests              22,514             -         22,514
  Other income                          4,376             -          4,376
                                   ----------      --------     ----------
                                   $2,218,245     ($249,680)    $1,968,565

COSTS AND EXPENSES:
  Depletion of
     Net Profits Interests         $  204,906     ($ 16,322)    $  188,584
  General and administrative          209,719             -        209,719
                                   ----------      --------     ----------
                                   $  414,625     ($ 16,322)    $  398,303
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,803,620     ($233,358)    $1,570,262
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  196,130     ($ 24,805)    $  171,325
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,607,490     ($208,553)    $1,398,937
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.48     ($   1.23)    $     8.25
                                   ==========      ========     ==========
UNITS OUTSTANDING                     169,637       169,637        169,637
                                   ==========      ========     ==========

       GEODYNEINSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $1,993,107     ($178,687)    $1,814,420
  Interest income                       3,060             -          3,060
  Gain on sale of
    Net Profits Interests              55,610             -         55,610
                                   ----------      --------     ----------
                                   $2,051,777     ($178,687)    $1,873,090

COSTS AND EXPENSES:
  Depletion of
     Net Profits Interests         $  121,245     ($ 18,333)    $  102,912
  General and administrative          211,602             -        211,602
                                   ----------      --------     ----------
                                   $  332,847     ($ 18,333)    $  314,514
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,718,930     ($160,354)    $1,558,576
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  182,499     ($ 17,685)    $  164,814
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,536,431     ($142,669)    $1,393,762
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.06     ($    .84)    $     8.22
                                   ==========      ========     ==========
UNITS OUTSTANDING                     169,637       169,637        169,637
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION
------------------------------

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $3,756,765 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS
------------------------------

(a) Reflects net sales proceeds of $3,905,004 for the P-3 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold.




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




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME P-1 LIMITED PARTNERSHIP
                                    GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-3

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: October 17, 2006












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